UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 22, 2005

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin (Address of principal executive offices)	54495-8036 (Zip code)

                    (715) 424-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 22, 2005, Renaissance Learning, Inc., a Wisconsin corporation (“Renaissance”), and AlphaSmart, Inc., a Delaware corporation (“AlphaSmart”), issued a press release (the “Press Release”) announcing that the exchange rate to be used to calculate the stock consideration pursuant to their previously announced merger agreement will be 0.1877 of a share of Renaissance common stock for each share of AlphaSmart common stock exchanged in the merger for Renaissance common stock.  The exchange rate was calculated by dividing $3.75 by $19.9827, which is the volume weighted average price per share of Renaissance common stock for the 10 consecutive trading days in which such shares were traded on the Nasdaq National Market System ending on June 22, 2005 (the third trading day prior to, but not including, June 27, 2005, the date of the meeting of AlphaSmart’s stockholders to consider the merger).  A copy of the Press Release is attached hereto as an exhibit and incorporated herein by reference.

Additional Information

Renaissance filed a registration statement on Form S-4 with the SEC on February 25, 2005, and as amended on Form S-4/A on April 13, 2005, May 3, 2005 and May 25, 2005 (SEC File No. 333-122993), which included a proxy statement/prospectus and other relevant materials in connection with the proposed acquisition of AlphaSmart by Renaissance.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED ACQUISITION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AlphaSmart at AlphaSmart’s web site at www.alphasmart.com or by contacting AlphaSmart investor relations at IR@alphasmart.com or via telephone at (408) 355-1029.  Investors and security holders may obtain free copies of the documents filed with the SEC by Renaissance by directing such requests to Renaissance Learning, Inc., Attention: Corporate Secretary, 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54995 or via telephone at (715) 424-3636.

Renaissance, AlphaSmart and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AlphaSmart in connection with the proposed acquisition.  Information regarding directors and executive officers of AlphaSmart and Renaissance and their respective interests in the proposed acquisition will be available in the proxy statement/prospectus of AlphaSmart and Renaissance described above and other relevant materials to be filed with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description

99.1	Press Release dated June 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 22, 2005

RENAISSANCE LEARNING, INC.

By:

/s/ Mary T. Minch

Mary T. Minch

Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 22, 2005

4